      Included on the following pages are the financial statements for RCC Minnesota, Inc., a wholly owned subsidiary of Rural Cellular Corporation. Rural Cellular Corporation is required to provide these financial statements under Rule 3-16 of Regulation S-X under the Exchange Act, “Financial Statements of Affiliates Whose Securities Collateralize an Issue Registered or Being Registered.” The securities of RCC Minnesota, Inc. collateralizes RCC’s Senior Secured Floating Rate Notes due 2010 and 8 1/4% Senior Secured Notes due 2012.

EXHIBIT 99.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Rural Cellular Corporation and Subsidiaries
Alexandria, Minnesota

      We have audited the accompanying balance sheets of RCC Minnesota, Inc. (“RCCM”), a wholly owned subsidiary of Rural Cellular Corporation (“RCC”), as of December 31, 2003 and 2002 and the related statements of operations, shareholders’ equity (deficit), and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of RCCM’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements present fairly, in all material respects, the financial position of RCCM as of December 31, 2003 and 2002 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

      As discussed in Note 2 to the financial statements, on January 1, 2002, RCCM adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, and changed its method of accounting for licenses.

      The accompanying financial statements have been prepared from the separate records maintained by Rural Cellular Corporation and may not necessarily be indicative of the conditions that would have existed or the results of operations if RCCM had been operated as an unaffiliated company. Portions of certain income and expenses represent allocations made to and from RCCM, as discussed in Note 2 to the financial statements.

DELOITTE & TOUCHE LLP

Minneapolis, Minnesota

September 7, 2004

RCC MINNESOTA, INC.

(A WHOLLY-OWNED SUBSIDIARY OF RURAL CELLULAR CORPORATION)

BALANCE SHEETS

	As of

	December 31,	December 31,
	2003	2002

	(In thousands, except shares
	and per share data)
ASSETS
LICENSES AND OTHER ASSETS:
Licenses	$356,075	$411,368
License held for sale	34,175	—
Deferred tax asset	20,756	21,827

Total assets	$411,006	$433,195

LIABILITIES AND SHAREHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Inter-company taxes payable	$18,740	$3,079
LONG-TERM LIABILITIES:
Inter-company long-term debt	396,308	459,257

Total liabilities	415,048	462,336

SHAREHOLDERS’ DEFICIT:
Common stock; $0.01 par value; 200,000 shares authorized; 1,000 issued and outstanding	0	0
Additional paid-in capital	1	1
Accumulated deficit	(4,043)	(29,142)

Total shareholder’s deficit	(4,042)	(29,141)

	$411,006	$433,195

The accompanying notes are an integral part of these financial statements.

RCC MINNESOTA, INC.

(A WHOLLY-OWNED SUBSIDIARY OF RURAL CELLULAR CORPORATION)

STATEMENTS OF OPERATIONS

	For the Years Ended December 31,

	2003	2002	2001

	(In thousands)
REVENUE:
License management revenue	$108,349	$95,703	$84,358

Total revenue	108,349	95,703	84,358

OPERATING EXPENSES:
Corporate management expense	3,714	2,907	2,708
Other operating	280	277	119
License amortization	—	—	13,711
Loss on license held for sale	28,318	—	—

Total operating expenses	32,312	3,184	16,538

OPERATING INCOME	76,037	92,519	67,820

OTHER EXPENSE:
Inter-company interest	34,206	30,311	47,161

NET INCOME BEFORE INCOME TAXES AND CUMULATIVE CHANGE IN ACCOUNTING PRINCIPLE	41,831	62,208	20,659

INCOME TAX PROVISION	16,732	23,907	6,763

NET INCOME BEFORE CUMULATIVE CHANGE IN ACCOUNTING PRINCIPLE	$25,099	38,301	13,896

CUMULATIVE CHANGE IN ACCOUNTING PRINCIPLE, NET OF TAX	—	(79,171)	—

NET INCOME (LOSS)	$25,099	$(40,870)	$13,896

The accompanying notes are an integral part of these financial statements.

RCC MINNESOTA, INC.

(A WHOLLY-OWNED SUBSIDIARY OF RURAL CELLULAR CORPORATION)

STATEMENTS OF SHAREHOLDERS’ EQUITY (DEFICIT)

For the Years Ended December 31, 2003, 2002 and 2001

			Total
	Additional	Accumulated	Shareholders’
	Paid-In Capital	Earnings (Deficit)	Equity (Deficit)

		(In thousands)
BALANCE, December 31, 2000	$1	$(2,168)	$(2,167)
Net income	—	13,896	13,896

BALANCE, December 31, 2001	1	11,728	11,729
Net loss	—	(40,870)	(40,870)

BALANCE, December 31, 2002	1	(29,142)	(29,141)
Net income	—	25,099	25,099

BALANCE, December 31, 2003	$1	$(4,043)	$(4,042)

The accompanying notes are an integral part of these financial statements.

RCC MINNESOTA, INC.

(A WHOLLY-OWNED SUBSIDIARY OF RURAL CELLULAR CORPORATION)

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,

	2003	2002	2001

	(In thousands)
OPERATING ACTIVITIES:
Net income (loss)	$25,099	$(40,870)	$13,896
Adjustments to reconcile to net cash provided by operating activities:
Amortization	—	—	13,711
Cumulative change in accounting principle	—	79,171	—
Loss on assets held for sale	28,830	—	—
Income taxes	16,732	23,907	6,763
Change in other current assets	—	23	(23)

Net cash provided by operating activities	70,661	62,231	34,347

INVESTING ACTIVITIES:
Acquisition of licenses	(7,200)	—	(94,640)
Disposition of licenses	—	—	13,200

Net cash used in investing activities	(7,200)	—	(81,440)

FINANCING ACTIVITIES:
Net change in inter-company long-term debt	(63,461)	(62,231)	47,093

Net cash (used in) provided by financing activities	(63,461)	(62,231)	47,093

NET (DECREASE) INCREASE IN CASH	—	—	—
CASH AND CASH EQUIVALENTS, at beginning of year	—	—	—

CASH AND CASH EQUIVALENTS, at end of year	$—	$—	$—

RCC MINNESOTA, INC.

(A WHOLLY-OWNED SUBSIDIARY OF RURAL CELLULAR CORPORATION)

NOTES TO FINANCIAL STATEMENTS

(1)     Background and Basis of Presentation:

      RCC Licenses, Inc., a wholly owned subsidiary of Rural Cellular Corporation (“RCC”), was incorporated in 1997. In July 1998, RCC Licenses, Inc. changed its name to RCC Minnesota, Inc. (“RCCM”). RCCM’s operations are subject to the applicable rules and regulations of the Federal Communications Commission (“FCC”). Since inception, this subsidiary has not engaged in any business activity other than acquiring and holding FCC licenses and conducting business activities incidental to holding and acquiring FCC licenses.

      The financial statements of RCCM are presented to comply with the requirement under Rule 3-16 of Regulation S-X to provide financial statements of affiliates whose securities collateralize registered securities if certain significance tests are met.

History of RCC Minnesota, Inc.

      The following reflects the history of RCC Licenses, Inc., founded in 1997 and renamed RCC Minnesota, Inc. in 1998:

•	October 1997, RCC assigned its cellular licenses in its Midwest region to RCCM.

•	July 1998, RCC Licenses, Inc. changed its name to RCC Minnesota, Inc.

•	December 2000, RGI Group, Inc., Western Maine Cellular, Inc., RCC Holdings, Inc., and MRCC, Inc., wholly-owned subsidiaries of RCC, assigned certain licenses to RCCM. Management agreements between RCCM and RCC operating subsidiaries commenced on December 1, 2000.

•	January 2001, Star Cellular, a wholly-owned subsidiary of RCC, was acquired by RCC and assigned certain licenses to RCCM.

•	February 2001, RCCM entered into an agreement to sell its 10MHz PCS licenses in its Northwest region.

•	October 2003, RCCM acquired 1900 MHz spectrum from AT&T Wireless Services, Inc. (“AWE”) and one of its affiliates.

•	March 2004, RCCM exchanged certain wireless properties with AWE. Under the agreement, RCCM transferred to AWE its Oregon RSA 4 license. RCCM received from AWE licenses in Alabama and Mississippi covering. In addition, RCCM received from AWE unbuilt PCS licenses covering portions of RCC’s South, Midwest, and Northwest regions.

•	May 2004, RCC Holdings, Inc., a wholly-owned subsidiary of RCC, assigned licenses in its Alabama and Mississippi markets to RCCM.

Principles of Presentation

      The financial statements include all of the accounts of RCC Minnesota, Inc., a wholly owned license-only-subsidiary of Rural Cellular Corporation.

      The financial information included herein may not necessarily be indicative of the financial position, results of operations or cash flows of RCCM in the future or what the financial position, results of operations or cash flows would have been if RCCM had been a separate, independent company during the periods presented.

RCC MINNESOTA, INC.
(A WHOLLY-OWNED SUBSIDIARY OF RURAL CELLULAR CORPORATION)

NOTES TO FINANCIAL STATEMENTS — (Continued)

Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Ultimate results could differ from those estimates.

(2)     Summary of Significant Accounting Policies:

Revenue Recognition — License management revenue

      RCCM recognizes inter-company management revenue based upon agreements with RCC’s other operating subsidiaries, which have assigned all or a portion of their licenses to RCCM (see Note 1). This allocation is based on 85% of the respective subsidiary’s operating income (excluding impairment charges) relating to such assigned licenses.

Expense Recognition

      Corporate management expense. RCCM recognizes an inter-company corporate management charge from RCC reflecting a proportionate share of RCC’s operating expenses. The allocation to RCCM is based on relative revenues.

      Other operating expense. RCCM recognizes other operating expenses, which include costs directly related to legal and FCC license renewal fees.

      License amortization expense. Prior to the adoption on January 1, 2002, of Statement of Financial Accounting Standard (“SFAS”) No. 142, “Goodwill and Other Intangible Assets,” RCCM amortized the carrying value of its licenses based on their estimated useful lives. Such amortization is included herein.

      Loss on license held for sale. RCCM reviews its licenses for impairment in accordance with SFAS No. 142. In analyzing potential impairment, RCCM uses projections of future cash flows from the assets. These projections are based on our views of growth rates for the related business, anticipated future economic conditions, the appropriate discount rates relative to risk, and estimates of residual values. RCCM believes that its estimates are consistent with assumptions that marketplace participants would use in their estimates of fair value. If changes in growth rates, future economic conditions, discount rates, or estimates of residual values were to occur, RCCM’s licenses may become impaired.

      When RCCM determines that the carrying value of certain licenses may not be recoverable based upon the existence of one or more of the above impairment indicators, RCCM then measures for impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent in its current business model. In connection with RCCM’s property exchange with AWE, RCCM recorded a $28.3 million non-cash loss on assets held for sale in the third quarter of 2003.

      Interest expense. In 2003, RCCM recognized inter-company interest expense using a rate equal to the weighted average rate of RCC’s total external debt including preferred securities. In 2002 and 2001, RCCM recognized interest expense based on the prime rate plus 1.5%.

      Income tax provision. The income and expenses of all consolidated subsidiaries are included in the consolidated Federal income tax return of Rural Cellular Corporation and Subsidiaries. For financial reporting purposes, any tax benefit or provision generated by each consolidated subsidiary is accounted for

RCC MINNESOTA, INC.
(A WHOLLY-OWNED SUBSIDIARY OF RURAL CELLULAR CORPORATION)

NOTES TO FINANCIAL STATEMENTS — (Continued)

in their separate taxes payable and deferred income tax accounts, computed as if they had filed separate Federal and State income tax returns.

      RCC uses the asset and liability approach to account for income taxes. Under this method, deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the carrying amounts of assets and liabilities and their respective tax basis using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period when the change is enacted. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Changes in valuation allowances from period to period are included in our tax provision in the period of change.

Licenses

      RCCM holds licenses either granted to it by the FCC, received through acquisition, or transferred to it from Rural Cellular Corporation’s other subsidiaries (See Note 1). The valuation of RCCM’s licenses reflects their original acquisition cost adjusted by subsequent impairment adjustments as determined by the application of SFAS No. 141 and SFAS No. 142.

      The valuation of licenses and related amortization are as follows as of December 31 (in thousands):

2003			2002

Gross	Accumulated	Net	Gross	Accumulated	Net
Carrying Value	Amortization	Carrying Value	Carrying Value	Amortization	Carrying Value

$375,736	$(19,661)	$356,075	$434,441	$(23,073)	$411,368

      RCCM did not amortize licenses in 2003 and 2002.

      The effect of the adoption of SFAS No. 142 on the reported net loss and basic and diluted loss per share for all periods presented in the accompanying statements of operations is as follows (in thousands):

	(As Reported)
	For Years Ended December 31,

	2003	2002	2001

Net income (loss)	$25,099	$(40,870)	$13,896

Add back: license amortization	—	—	13,711

Adjusted net income (loss)	$25,099	$(40,870)	$27,607

      The changes in carrying amount of licenses for the year ended December 31 are as follows (in thousands):

	2003	2002

Beginning of year	$411,368	$539,958
Acquisition	7,200	—
Impairment on license held for sale	(28,318)	(128,590)
Transfer to license held for sale	(34,175)	—

Ending of year	$356,075	$411,368

      RCC reviews indefinite-lived intangible assets for impairment based on the requirements of SFAS No. 142, Goodwill and Other Intangible Assets. In accordance with this statement and with Emerging Issues Task Force No. 02-07 (“EITF 02-07”), Unit of Accounting for Testing of Impairment of

RCC MINNESOTA, INC.
(A WHOLLY-OWNED SUBSIDIARY OF RURAL CELLULAR CORPORATION)

NOTES TO FINANCIAL STATEMENTS — (Continued)

Indefinite-Lived Intangible Assets, licenses are tested for impairment at the reporting unit level on an annual basis as of October 1st or on an interim basis if an event occurs or circumstances change that would indicate the asset might be impaired. These events or circumstances would include a significant change in the business climate, legal factors, operating performance indicators, competition, sale or disposition of a significant portion of the business or other factors.

      RCC utilizes a fair value approach, incorporating discounted cash flows, to complete the test. This approach determines the fair value of the FCC licenses, using start-up model assumptions, and accordingly incorporates cash flow assumptions regarding the investment in a network, the development of distribution channels, and other inputs for making the business operational. As these inputs are included in determining free cash flows of the business, the present value of the free cash flows is attributable to the licenses using assumptions of our weighted average costs of capital and the long-term rate of growth for our business. RCC believes that its estimates are consistent with assumptions that marketplace participants would use in their estimates of fair value. If any of the cash flow assumptions were to change, FCC licenses may become impaired. RCC tests RCCM’s licenses for impairment based on an allocation of the relative fair value of the reporting units based on relative POPs of each license area.

      Following adoption of SFAS No. 142 on January 1, 2002, RCC completed a transitional impairment test for licenses and determined there was an impairment of $128.6 million related to licenses held by RCCM. RCCM used a fair value approach, using primarily discounted cash flows, to complete the transitional impairment tests. In accordance with SFAS No. 142, the impairment charges were recorded as a cumulative change in accounting principle in our financial statements for the first quarter of 2002. No additional impairment occurred on the October 1, 2002 assessment date.

      RCC completed its annual impairment test for licenses for 2003 and did not identify any impairment of RCCM’s licenses (excluding the impairment on license held for sale — Note 3).

      Prior to the adoption of SFAS No. 142, licenses were tested for impairment under SFAS No. 121 Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed Of (“SFAS No. 121”). SFAS No. 121 required that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used was measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset and, accordingly, did not result in an impairment of licenses.

Inter-Company debt:

      RCC funds RCCM through an inter-company note. The note balance adjusts as RCCM earns revenue and recognizes expense or as licenses are acquired or sold. Interest is computed monthly and is added to the note balance. The carrying amount of the note approximates fair value as interest is adjusted on an annual basis.

(3)     License Held For Sale:

      License Held For Sale. In October 2003, RCC entered into a definitive agreement with AWE to exchange wireless properties. This transaction closed on March 1, 2004. Under the agreement, RCCM transferred to AWE its license in Oregon RSA 4, covering 226,000 POPs. RCCM received from AWE licenses in Alabama and Mississippi covering 732,000 total POPs. In addition, RCCM received from AWE unbuilt PCS licenses covering portions of RCC’s South, Midwest, and Northwest regions that incorporate 1.3 million incremental POPs.

RCC MINNESOTA, INC.
(A WHOLLY-OWNED SUBSIDIARY OF RURAL CELLULAR CORPORATION)

NOTES TO FINANCIAL STATEMENTS — (Continued)

      The acquisition of licenses in the exchange was accounted for as a purchase by RCCM and the transfer of the properties by RCCM to AWE was accounted for as a sale. RCCM’s balance sheet as of December 31, 2003 reflects the license to be transferred as licenses held for sale in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The results of operations of the licenses to be transferred continue to be presented as continuing operations. In connection with this transaction, RCCM recorded a loss on licenses held for sale of $28.3 million. Upon closing, no further charge to operations was taken and RCCM received licenses from AWE with a fair value of $13.8 million. The purchase price allocation has been completed on a preliminary basis using the purchase method.

(4)     Income Taxes:

      The Company’s current and deferred tax provisions are as follows (in thousands):

	Years Ended December 31,

	2003	2002	2001

Current provision
Federal	$13,703	$2,694	$—
State	1,958	385	—

Total current provision	15,661	3,079	—
Deferred provision
Federal	986	(26,333)	6,229
State	85	(2,257)	534

Total deferred provision	1,071	(28,590)	6,763

Total provision (benefit)	$16,732	$(25,511)	$6,763

      The reconciliation of income tax computed at the U.S. federal statutory rate to income tax expense recorded in the consolidated financial statements was as follows:

	Years Ended
	December 31,

	2003	2002	2001

Tax at statutory rate	35.0%	35.0%	35.0%
State taxes	5.0	3.4	1.7
Other	—	—	(4.0)

	40.0%	38.4%	32.7%

      The income tax effect of the items that create deferred income tax assets and liabilities are as follows (in thousands):

	Years Ended
	December 31,

	2003	2002

Deferred income tax assets:
Intangible assets	$20,756	$21,827

Total deferred income tax assets	$20,756	$21,827

      In assessing the reliability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred

RCC MINNESOTA, INC.
(A WHOLLY-OWNED SUBSIDIARY OF RURAL CELLULAR CORPORATION)

NOTES TO FINANCIAL STATEMENTS — (Continued)

tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management has considered the scheduled reversal of deferred tax liabilities, the limitations under Internal Revenue Code Section 382 following a change in ownership and tax planning strategies in making this assessment.